UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020

Reliability Incorporated

(Exact name of registrant as specified in its charter)

Texas	000-07092	75-0868913
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

2505 Gateway Center Drive

P.O. Box 71

Clarksburg, MD 20871

(Address of principal executive offices) (Zip Code)

(202) 965-1100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	RLBY	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into Material Definitive Agreement.

On May 5, 2020 (the “Effective Date”), The Maslow Media Group, Inc., a wholly owned subsidiary of Reliability Incorporated (the “Company”) received the proceeds of a loan pursuant to a promissory note (the “Note”) under the Paycheck Protection Program with TBK Bank, SSB (“Lender”), in the amount of $5,215,605.00 (the “PPP Loan”). The Paycheck Protection Program (“PPP”) was established under the recently enacted Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration (“SBA”). Lender’s affiliate, Advance Business Capital LLC (d/b/a Triumph Business Capital), is currently the Company’s factor under its existing Factoring and Security Agreement, dated November 4, 2016, as amended and modified.

Under the terms of the Note and the PPP Loan, interest accrues on the outstanding principal at the rate of 1.0% per annum. The term of the Note is two years. No payments are required under the Note during the six-month period beginning on the Effective Date (the “Deferral Period”). Commencing one month after the expiration of the Deferral Period the Company will make monthly payments of principal and interest, each in such equal amount required to fully amortize the principal amount outstanding on the Note on the last day of the Deferral Period by the maturity date.

The CARES Act and the PPP provide a mechanism for forgiveness of up to the full amount borrowed. The amount of loan proceeds eligible for forgiveness is based on a formula that takes into account a number of factors, including the amount of loan proceeds used by the Company during the eight-week period after the loan origination for certain eligible purposes including payroll costs, interest on certain mortgage obligations, rent payments on certain leases, and certain qualified utility payments, provided that at least 75% of the loan amount is used for eligible payroll costs; the employer maintaining or rehiring employees and maintaining salaries at certain levels; and other factors. Subject to the other requirements and limitations on loan forgiveness, only loan proceeds spent on payroll and other eligible costs during the covered eight-week period will qualify for forgiveness. Any forgiveness of the PPP Loan will be subject to approval by the SBA, and no assurance is provided that the Company will obtain forgiveness of the PPP Loan in whole or in part.

The Note may be prepaid in part or in full, at any time, without penalty. The note evidencing the PPP Loan contains customary events of default including, but not limited to, those relating to failure to make payment, bankruptcy, materially false or misleading representations to Lender or the SBA, and adverse changes in the Company’s financial condition or business operations that Lender believes may materially affect the Company’s ability to repay the PPP Loan. Upon the occurrence of an event of default, Lender has customary remedies including, but not limited to, requiring immediate payment of all amounts owed under the Note, collecting all amounts owing from the Company, and filing suit and obtaining judgment against the Company.

The description of the material terms of the Note is qualified in its entirety by reference to the complete text of the Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is set forth under Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

2

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

The Board of Directors of the corporation, at a meeting duly held, determined that it was in the best interest of the corporation and its shareholders to move the corporation’s annual meeting from May to October for two principal reasons. First, the Board determined that it was most useful to hold the first annual meeting approximately twelve months after the corporation was no longer a shell company, and second that due to the COVID-19 pandemic holding the annual meeting in May is not possible. At the meeting, the Board agreed to amend Section 3.1 of the corporation’s Bylaws effective upon the filing of the amendment with a Current Report on Form 8-K. Section 3.1 is amended to change the month in which the corporation’s annual meeting is to be held from May to October. A copy of the amendment is attached to this Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On March 4, 2020 the Securities and Exchange Commission issued an order (the “Original Order”) providing conditional regulatory relief and assistance to reporting companies impacted by the 2019 novel coronavirus disease (“COVID-19”), and on March 25, 2020, the SEC modified the exemptions in the Original Order to cover filings due on or before July 1, 2020, pursuant to its authority under Section 36 the Exchange Act (the “Modified Order”). The Company has been impacted by COVID-19 and, due to this impact, is unable to meet the original deadline for filing its Quarterly Report on Form 10-Q for the Fiscal Quarter ending March 31, 2019 (the “Form 10-Q”). The Company is relying on the Modified Order to extend the filing deadline for the Form 10-Q to June 29, 2020. As a result of the COVID-19 pandemic and the resulting government restrictions including mandatory school and business closings, shelter-in-place and other containment strategies, various personnel responsible for preparing, confirming and filing of the Form 10-Q were unable to work on, and finalize the Form 10-Q. While there can be no assurances, the Company is working to file the Form 10-Q on or before June 29, 2020, as provided by the Modified Order.

Item 1.1A of registrant’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2019 includes the following Risk Factor related to COVID-19:

Impact of COVID-19 Pandemic

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China. In January 2020, this coronavirus spread to other countries, including the United States, and efforts to contain the spread of this coronavirus intensified. The outbreak and any preventative or protective actions that governments or we may take in respect of this coronavirus may result in a period of business disruption, reduced customer traffic and reduced operations. The Company has observed a decline in customer demand for its services and expects this decline to continue. Any resulting financial impact cannot be reasonably estimated at this time but may materially affect our business, financial condition and results of operations. The extent to which the coronavirus impacts our results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact, among others. The economic impact of the COVID-19 pandemic will be global and will impact our clients. As a result, our clients may be unable to make required payments, and due to delays experienced by civil courts throughout the country, enforcing such agreements may be significantly delayed. Client defaults on payment obligations could have a material adverse impact on our business, finances and prospects.

In reaction to the COVID-19 pandemic, federal and state legislatures have been attempting to push through legislation, much of which affects the employee-employer relationship and these new laws may have a material impact on our operations, business, finances and prospects. No certainty can be provided as to the nature of these new regulations or their impact.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s expectations, anticipations, intentions, or beliefs regarding the PPP Loan, including any amount of the PPP Loan that will be eligible to be forgiven, and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections and management’s current beliefs and assumptions.

Forward looking statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, actions by the PPP Loan parties, changes by the SBA or other governmental authorities regarding the CARES Act, the Payroll Protection Program or related administrative matters, the Company’s ability to comply with the terms of the PPP Loan and the CARES Act, including to use the proceeds of the PPP Loan as described herein, and those set forth in the Company’s filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are furnished with this report:

Exhibit No.	Description
3.1	First Amendment to Amended and Restated Bylaws of Reliability Incorporated
10.1	Promissory Note (PPP), dated as of May 5, 2020, made by The Maslow Media Group, Inc., as Borrower and TBK Bank, SSB, as Lender

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY INCORPORATED

Date: May 7, 2020		/s/ Nick Tsahalis
	By:	Nick Tsahalis
	Its:	President

4

EXHIBIT INDEX

Exhibit No.	Description
3.1	First Amendment to Amended and Restated Bylaws of Reliability Incorporated
10.1	Promissory Note (PPP), dated as of May 5, 2020, made by The Maslow Media Group, Inc., as Borrower and TBK Bank, SSB, as Lender

5